Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 15, 2007, is entered into among P&L RECEIVABLES COMPANY, LLC, (the “Seller”), PEABODY ENERGY CORPORATION, (the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), Market Street Funding LLC (as successor to Market Street Funding Corporation, the “Issuer”), the financial institutions party to the Agreement (as defined below) as LC Participants (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 30, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     (a) Clause (a) of the definition of “Defaulted Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
(a) as to which any payment, or part thereof, remains unpaid for more than 60 days from the due date for such payment (which shall be determined without regard to any credit memos or credit balances available to the Obligor); provided, that, any Receivable the related Obligor of which is TVA that would otherwise have become a Defaulted Receivable pursuant to this clause (a) during the calendar month of March 2007 shall not be deemed a Defaulted Receivable, or
     (b) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$225,000,000” therein and substituting the amount “$275,000,000” therefor.
     (c) The percentage set forth in clause (g)(ii)(C) of Exhibit V to the Agreement is hereby amended by deleting the percentage “1.50%” therein and substituting the percentage “2.50%” therefor.

     (d) The “Commitment” amount set forth below the LC Bank/LC Participant’s signature to the Agreement is hereby amended to be the amount set forth below the LC Bank/LC Participant’s signature hereto.
     SECTION 3. Representations and Warranties. Each of the Seller, Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:
     (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto;
     (b) counterparts of that certain amended and restated fee letter, dated as of the date hereof, executed by the Administrator, the Issuer, the Seller and the Servicer and evidence that the full amount of the “Amendment Fee” referred to therein has been received by the party entitled thereto; and
     (c) such other documents and instruments as the Administrator may reasonably request.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

PEABODY ENERGY CORPORATION, as Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

ARCLAR COMPANY, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

BLACK BEAUTY COAL COMPANY, LLC as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

CABALLO COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

COALSALES, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

COALSALES II, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

COALTRADE, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

COALTRADE INTERNATIONAL, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

PEABODY WESTERN COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

POWDER RIVER COAL, LLC as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

TWENTYMILE COAL COMPANY, as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.

Name:	Walter L. Hawkins, Jr.
Title:	Treasurer and Vice President

MARKET STREET FUNDING LLC, as Issuer

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon

Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick

Name:	Richard C. Munsick
Title:	S.V.P

Commitment: $275,000,000